SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

Current Report Pursuant
to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported)     October 15, 2001

WFN Credit Company, LLC
World Financial Network Credit Card Master Trust
(Exact Name of Registrant as Specified in its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

333-60418, 333-60418-01	31-1772814
(Commission File Number)	(I.R.S. Employer Identification No.)

220 West Schrock Road, Westerville, Ohio	43801
(Address of Principal Executive Offices)	(Zip Code)

(614) 729-5044
(Registrant's Telephone Number, Including Area Code)

NoChange
(Former Name or Former Address, if Changed Since Last Report)

Item 5. Other Events.

Use of Proceeds Statement

On August 9, 2001, WFN Credit Company, LLC and World Financial Network Credit Card Master Trust (the "Issuers") commenced an offering of $779,000,000 in aggregate principal amount of its floating Rate Asset Backed Notes Series 2001-A, Class A and Class B issued pursuant to the Master Indenture dated August 1, 2001 and the Series 2001-A Indenture Supplement dated August 21, 2001.  The public offering of the Class A and Class B notes is described in the Prospectus Supplement, dated August 9, 2001 to the Prospectus dated August 9, 2001.  The public offering was made under the registration statement on Form S-3 filed with the Securities and Exchange Commission, by co-registrants WFN Credit Company, LLC and World Financial Network Credit Card Master Trust, which became effective on July 6, 2001 and was assigned commission file numbers 333-60418 and 333-60418-01.

The public offering terminated on August 21, 2001 upon the sale of all of the Class A and Class B notes registered.  The underwriters of the Class A and Class B notes were J.P. Morgan Securities Inc., Banc One Capital Markets, Inc., Barclays Capital Inc., Credit Suisse First Boston Corporation, and First Union Securities, Inc. and the underwriters of the Class B notes were J.P. Morgan Securities Inc., and Banc One Capital Markets, Inc.  A total of $702,000,000 of Class A notes were registered and sold, with a total price to the public of $702,000,000, and a total of $76,500,000 of Class B notes were registered and sold with a total price to the pulic of $76,500,000.

During the period from the effective date of the registration statement, through the current reporting period, the amount of expenses incurred in connection with the issuance and distribution of the publicly offered and sold notes with respect to underwriting commissions and discounts was $2,198,250, with other expenses, including legal fees and other costs and expenses, totaling an estimated $1,485,000.  With respect to the payment of these expenses and costs, all direct or indirect payments were made to persons other than persons who are (a) directors or officers of the Issuers, or (b) owners of 10 percent or more of any class of securities of the Issuers.

The net proceeds to the Issuers, after deducting the underwriting commissions and discounts, and expenses above, were used to (a) fund a cash collateral account in the amount of $22,500,000, (b) retire a previously issued and existing series of certificates, and (c) for general corporate purposes.  None of the proceeds were used for payments to (a) any directors or officers of the Issuers, or (b) owners of 10 percent or more of any class of securities of the Issuers.

Item 7. Financial Statements and Exhibits.

                (c)  Exhibits.

Exhibit
No.	Document Description

20	Monthly Servicing Report

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WFN CREDIT COMPANY, LLC
(Co-Registrant)

Dated: October 17, 2001	By:	/s/ Daniel T. Groomes

Daniel T. Groomes
President

WORLD FINANCIAL NETWORK CREDIT CARD MASTER TRUST
(Co-Registrant)

By: WORLD FINANCIAL NETWORK NATIONAL BANK,
as Servicer

Dated: October 17, 2001	By:	/s/ Daniel T. Groomes

Daniel T. Groomes
President